[FRONT COVER]

Oppenheimer Growth Fund
Annual Report August 31, 1996

[PICTURE OF GOURMET SHOP]

                         "We have

                         a lot of

                         important goals,

                         so we need

                         our money

                         to grow solidly

                         over time."

[LOGO] OppenheimerFunds(R)

News

Beat the Average

Cumulative Annual Total Return
for the 3-Year Period Ended
8/31/96:

Oppenheimer Growth Fund
Class A (at net asset value)(1)

57.92%

S&P 500(3)

40.65%

Lipper Growth Funds Average(4)

42.68%

This Fund is for people who want their money to grow for long-term needs and feel most comfortable investing in well-known, established companies.



How Your Fund Is Managed

Oppenheimer Growth Fund invests in stocks to seek capital appreciation. The Fund currently focuses on a diversified portfolio of medium- and large-sized companies that the managers believe have prospects for better-than-expected earnings and whose stock is selling at attractive valuations.

     Growth Fund investments are primarily in well-known growth companies, whose earnings have tended to increase consistently in all types of market conditions.

Performance

Total return at net asset value for the 12 months ended 8/31/96 for Class A, B and Y shares were 16.21%, 15.19% and 16.31%, respectively. Cumulative total return at net asset value for Class C shares since inception on 11/1/95 was 10.73%.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 8/31/96 were 9.52%, 12.69% and 11.97%, respectively. For Class B shares, average annual total returns for the 1-year period ended 8/31/96 and since inception on 8/17/93 were 10.19% and 14.88%, respectively. For Class C shares, cumulative total return since inception on 11/1/95 was 9.74%. For Class Y shares, average annual total returns for the 1-year period and since inception on 6/1/94 were 16.31% and 19.78%, respectively.(2)

Outlook

"Our outlook for the Fund remains very positive. Our plan is to continue to search for companies that exhibit strong long-term growth potential and then purchase them when their prices have come down to what we believe are reasonable levels. We feel that by maintaining this proven strategy and investing accordingly, we have positioned the Fund to exhibit strong performance over the long term."

                                                  Robert Doll, Portfolio Manager
                                                                 August 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower for Class A, B, and C shares if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 8/31/86, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 3/15/73. Prior to 4/1/94, the Fund's maximum sales charge for Class A shares was higher, so that actual account performance would have been less. Class B returns show results of hypothetical investments on 8/31/95 and 8/17/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of a hypothetical investment on 11/1/95 (inception of class), after the deduction of the 1% contingent deferred sales charge. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 11.46%, 14.09% and 12.68% for the 1-, 5- and 10-year periods; for Class B shares, 12.23% and 16.31% for the 1-year period and since inception; for Class C shares, cumulative total return since inception was 15.29%; and for Class Y shares, 18.39% and 21.62% for the 1-year period and since inception. An example of the different performance calculations is in the Fund's prospectus.

3. The S&P 500 Index is an unmanaged index of common stocks that is widely recognized as an indicator of overall market performance. The S&P 500 Index includes dividend reinvestments but does not take capital gains distributions into consideration.

4. Source: Lipper Analytical Services, 8/31/96. The Lipper total return average for the 3-year period was for 395 growth funds. The average is shown for comparative purposes only. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. Lipper performance does not take sales charges into consideration.


2    Oppenheimer Growth Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Growth Fund


Dear Shareholder,

Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

     We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

     First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

     Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years as well as the declining federal government deficit which should help the stock market to remain strong.

     Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

     Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill


September 20, 1996



The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.

3    Oppenheimer Growth Fund

Q + A

Q   How has the Fund performed?


An interview with your Fund's managers.

How did the Fund perform over the past two months?

In terms of performance, the Fund has made quite a gain due to the fact we went into this brief period with higher than usual cash level during the month of June, which helped to protect the portfolio when the market was declining in July. So, while we were slightly behind the competition at the end of the second quarter, thanks to our relatively high cash level, we are now nicely positioned year-to-date in the first quartile of our peer group.(1)

What investments made positive contributions to performance?

Part of the Fund's strategy is to look for companies that have the potential for above average earnings growth and are priced below what we feel they are worth. With this in mind, we recently sold a large number of stocks in the portfolio because they hit our price targets. Additionally, with the prices of many stocks having reached all-time highs, we found it difficult to find companies that were affordable and also had attractive earnings potential. However, when the market declined in July and stock prices dropped, we were able to find quite a nice selection of stocks that were reasonably priced.

     The biggest area of increase during this short period was our addition to our holdings in technology stocks, primarily systems software firms and semiconductor companies. We also increased our financial services holdings, adding to our existing positions in brokerage firms and life insurance companies.(2)

Were there any investments that didn't perform as you'd expected?

Some of the chemical and basic materials stocks haven't done as well as we had hoped, specifically, the larger paper


1. Source:Lipper Analytical Services, 8/31/96. Oppenheimer Growth Fund Class A shares for the year-to-date period ended 8/31/96 was ranked 135th out of 673 funds; and for the 1-year period ended 8/31/96, the Fund was 200th out of 621 funds in its category. Oppenheimer Growth Fund is characterized by Lipper as a growth fund. This comparison does not take sales charges into consideration. Past performance is no guarantee for future results.

2. The Fund's portfolio is subject to change.

4    Oppenheimer Growth Fund

Facing page
Top left: Robert Doll, Portfolio
Manager and Executive VP,
Director of Equity Investments

Top right:Michael Levine, Member
of Equity Investments Team

Bottom: Bruce Bartlett, Member
of Equity Investments Team

This page
Top: Jay Tracey, Member of Equity
Investments Team

Bottom: Jane Putnam, Member
of Equity Investments Team


A   Because
of its defensive
position, the
Fund has
made some
real gains.


companies. Although they did well in the early part of the year, once the economy showed signs of slowing and the stock market experienced significant declines, many of these stocks declined also. We had hoped these stocks would come around after the correction, but that doesn't seem to be the case.

What areas of the market are you currently targeting?

We like the technology sector and intend to add to our positions as opportunities present themselves. We are coming into the fourth quarter of the year which is traditionally a very strong period for technology stocks because it's back to school time when demand for computer equipment generally increases. On the corporate end, this is also a strong period because businesses are pressed to spend their budgets before the end of the calendar year. For these two reasons, computer companies historically launch new software products during this period, which cause a whole new wave of computer upgrades, both in the home and office.

     In addition, we favor the financial services stocks and don't see that changing unless interest rates increase significantly from where they are now, particularly short-term interest rates. Going forward to the end of the year, we are working to reduce the cash level in the portfolio. We'd like to get it under 20 percent and we'll do that as more stocks hit our price target.

What is your outlook for the Fund?

Our outlook for the Fund remains very positive. We've recently seen some big swings in the market--but through it all, our investment strategy has remained the same. History has shown us that investors with long-term goals are often well-served by growth-oriented securities and that over time, stocks are among the best-known investments for growth potential. Our plan is to continue to search for companies that exhibit strong long-term growth potential and then purchase them when their prices have come down to what we believe are reasonable levels. We feel that by maintaining this proven strategy and investing accordingly, we have positioned the Fund to exhibit strong performance over the long term. []


5    Oppenheimer Growth Fund

Financials

--------------------------------------------------------------------------------
Contents

Statement of Investments                                                       7
Statement of Assets and Liabilities                                           13
Statements of Operations                                                      14
Statements of Changes in Net Assets                                           15
Financial Highlights                                                          16
Notes to Financial Statements                                                 18
Independent Auditors' Report                                                  21
Federal Income Tax Information                                                22


6    Oppenheimer Growth Fund



                    Statement of Investments August 31, 1996

                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
====================================================================================================================================
Common Stocks--68.8%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.9%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.9%
                    FMC Corp.(1)                                                                           25,000    $    1,600,000
                    ----------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                    210,000         6,615,000
                    ----------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                            180,000         6,682,500
                    ----------------------------------------------------------------------------------------------------------------
                    Praxair, Inc.                                                                          30,000         1,233,750
                    ----------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc.                                                                112,500         1,490,625
                    ----------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                   161,100         6,967,575
                                                                                                                     --------------
                                                                                                                         24,589,450

------------------------------------------------------------------------------------------------------------------------------------
Metals--1.2%
                    Asarco, Inc.                                                                          300,000         7,762,500
                    ----------------------------------------------------------------------------------------------------------------
                    British Steel PLC, ADR                                                                 95,000         2,766,875
                    ----------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co.                                                              140,000         2,975,000
                    ----------------------------------------------------------------------------------------------------------------
                    LTV Corp.                                                                             195,000         2,291,250
                                                                                                                     --------------
                                                                                                                         15,795,625

------------------------------------------------------------------------------------------------------------------------------------
Paper--1.8%
                    Boise Cascade Corp.                                                                   185,000         6,243,750
                    ----------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                         315,000        11,340,000
                    ----------------------------------------------------------------------------------------------------------------
                    Chesapeake Corp.                                                                       65,000         1,592,500
                    ----------------------------------------------------------------------------------------------------------------
                    Georgia-Pacific Corp.                                                                  15,000         1,115,625
                    ----------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                 210,000         2,913,750
                                                                                                                     --------------
                                                                                                                         23,205,625

------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--6.3%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.6%
                    Kaufman & Broad Home Corp.                                                             20,000           245,000
                    ----------------------------------------------------------------------------------------------------------------
                    Navistar International Corp.(1)                                                       555,000         5,411,250
                    ----------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                                110,000         1,911,250
                                                                                                                     --------------
                                                                                                                          7,567,500

------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.7%
                    Alaska Air Group, Inc.(1)                                                              65,000         1,373,125
                    ----------------------------------------------------------------------------------------------------------------
                    AMR Corp.(1)                                                                           45,000         3,690,000
                    ----------------------------------------------------------------------------------------------------------------
                    British Airways PLC, Sponsored ADR                                                      5,000           411,250
                    ----------------------------------------------------------------------------------------------------------------
                    Brunswick Corp.                                                                       250,000         5,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                      60,000         3,420,000
                    ----------------------------------------------------------------------------------------------------------------
                    KLM Royal Dutch Airlines NV                                                           112,682         3,141,011
                    ----------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.                                                                           40,000         1,055,000
                    ----------------------------------------------------------------------------------------------------------------
                    McDonald's Corp.                                                                       75,000         3,478,125
                    ----------------------------------------------------------------------------------------------------------------
                    Northwest Airlines Corp., Cl. A(1)                                                     30,000         1,132,500
                    ----------------------------------------------------------------------------------------------------------------
                    Outback Steakhouse, Inc.(1)                                                           190,000         5,367,500
                    ----------------------------------------------------------------------------------------------------------------
                    Outboard Marine Corp.                                                                 275,000         4,606,250
                    ----------------------------------------------------------------------------------------------------------------
                    Pancho's Mexican Buffet, Inc.                                                         100,000           212,500
                    ----------------------------------------------------------------------------------------------------------------
                    Shoney's, Inc.(1)                                                                     150,000         1,368,750
                                                                                                                     --------------
                                                                                                                         34,537,261



7    Oppenheimer Growth Fund


                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.6%
                    Dillard Department Stores, Inc., Cl. A                                                  5,000    $      170,000
                    ----------------------------------------------------------------------------------------------------------------
                    Dollar General Corp.                                                                  293,750         9,473,437
                    ----------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(1)                                                                        56,700         1,389,150
                    ----------------------------------------------------------------------------------------------------------------
                    Jones Apparel Group, Inc.(1)                                                           35,000         1,938,125
                    ----------------------------------------------------------------------------------------------------------------
                    Nautica Enterprises, Inc.(1)                                                           25,000           662,500
                    ----------------------------------------------------------------------------------------------------------------
                    Tommy Hilfiger Corp.(1)                                                                60,000         3,007,500
                    ----------------------------------------------------------------------------------------------------------------
                    Waban, Inc.(1)                                                                        165,000         3,506,250
                                                                                                                     --------------
                                                                                                                         20,146,962

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.4%
                    Bed Bath & Beyond, Inc.(1)                                                            310,000         7,013,750
                    ----------------------------------------------------------------------------------------------------------------
                    Claire's Stores, Inc.                                                                  97,500         3,217,500
                    ----------------------------------------------------------------------------------------------------------------
                    Micro Warehouse, Inc.(1)                                                              200,000         5,375,000
                    ----------------------------------------------------------------------------------------------------------------
                    Rocky Mountain Chocolate Factory, Inc.(1)                                             100,000           837,500
                    ----------------------------------------------------------------------------------------------------------------
                    Ross Stores, Inc.                                                                      15,000           577,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sotheby's Holdings, Inc., Cl. A                                                        95,000         1,472,500
                                                                                                                     --------------
                                                                                                                         18,493,750

------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--13.6%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%
                    Coca-Cola Co. (The)                                                                   210,000        10,500,000
                    ----------------------------------------------------------------------------------------------------------------
                    PepsiCo, Inc.                                                                         390,000        11,212,500
                                                                                                                     --------------
                                                                                                                         21,712,500

------------------------------------------------------------------------------------------------------------------------------------
Food--1.5%
                    IBP, Inc.                                                                             360,000         8,415,000
                    ----------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                      150,000         5,437,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.                                                                        125,000         3,937,500
                    ----------------------------------------------------------------------------------------------------------------
                    Smithfield Foods, Inc.(1)                                                              60,000         1,665,000
                                                                                                                     --------------
                                                                                                                         19,455,000

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
                    Bristol-Myers Squibb Co.                                                               75,000         6,581,250
                    ----------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                     200,300         9,864,775
                    ----------------------------------------------------------------------------------------------------------------
                    Merck & Co., Inc.                                                                     140,000         9,187,500
                    ----------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                          225,000        15,975,000
                    ----------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                                 280,000        15,645,000
                                                                                                                     --------------
                                                                                                                         57,253,525

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--3.8%
                    Beverly Enterprises, Inc.(1)                                                            5,000            51,250
                    ----------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(1)                                                             35,000         1,605,625
                    ----------------------------------------------------------------------------------------------------------------
                    Collagen Corp.                                                                         75,000         1,481,250
                    ----------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                           375,000        16,031,250
                    ----------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(1)                                                                  140,000         4,532,500
                    ----------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                       310,000        16,120,000
                    ----------------------------------------------------------------------------------------------------------------
                    Nellcor Puritan Bennett, Inc.(1)                                                       90,000         2,317,500
                    ----------------------------------------------------------------------------------------------------------------
                    Oxford Health Plans, Inc.(1)                                                           55,000         2,516,250
                    ----------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(1)                                                          115,000         3,306,250
                    ----------------------------------------------------------------------------------------------------------------
                    Summit Technology, Inc.(1)                                                            240,000         1,590,000
                                                                                                                     --------------
                                                                                                                         49,551,875


8 Oppenheimer Growth Fund


                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Tobacco--2.2%
                    Philip Morris Cos., Inc.                                                              195,000    $   17,501,250
                    ----------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                             350,000        10,500,000
                                                                                                                     --------------
                                                                                                                         28,001,250

------------------------------------------------------------------------------------------------------------------------------------
Energy--1.2%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--0.5%
                    Global Marine, Inc.(1)                                                                 50,000           718,750
                    ----------------------------------------------------------------------------------------------------------------
                    Tidewater, Inc.                                                                       150,000         5,756,250
                                                                                                                     --------------
                                                                                                                          6,475,000

------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.7%
                    Phillips Petroleum Co.                                                                 30,000         1,215,000
                    ----------------------------------------------------------------------------------------------------------------
                    Repsol SA, Sponsored ADR                                                               90,000         2,936,250
                    ----------------------------------------------------------------------------------------------------------------
                    USX-Marathon Group                                                                    250,000         5,218,750
                                                                                                                     --------------
                                                                                                                          9,370,000

------------------------------------------------------------------------------------------------------------------------------------
Financial--17.6%
------------------------------------------------------------------------------------------------------------------------------------
Banks--5.4%
                    Bank of Boston Corp.                                                                  355,000        18,726,250
                    ----------------------------------------------------------------------------------------------------------------
                    Bank of New York Co., Inc. (The)                                                       38,600         1,075,975
                    ----------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                      15,000         1,162,500
                    ----------------------------------------------------------------------------------------------------------------
                    Bankers Trust New York Corp.                                                           10,000           777,500
                    ----------------------------------------------------------------------------------------------------------------
                    Cal Fed Bancorp, Inc.(1)                                                               55,000         1,251,250
                    ----------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                           110,000         8,181,250
                    ----------------------------------------------------------------------------------------------------------------
                    First Tennessee National Corp.                                                         30,000         1,023,750
                    ----------------------------------------------------------------------------------------------------------------
                    First Union Corp.                                                                      90,000         5,748,750
                    ----------------------------------------------------------------------------------------------------------------
                    Fleet Financial Group, Inc.                                                           124,996         5,218,583
                    ----------------------------------------------------------------------------------------------------------------
                    Great Western Financial Corp.                                                         131,400         3,252,150
                    ----------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                      90,000         7,661,250
                    ----------------------------------------------------------------------------------------------------------------
                    Northern Trust Corp.                                                                   25,000         1,640,625
                    ----------------------------------------------------------------------------------------------------------------
                    PNC Bank Corp.                                                                        307,500         9,609,375
                    ----------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                      155,000         4,572,500
                    ----------------------------------------------------------------------------------------------------------------
                    SunTrust Banks, Inc.                                                                    5,000           191,875
                                                                                                                     --------------
                                                                                                                         70,093,583

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--8.5%
                    Advanta Corp., Cl. A                                                                  360,000        17,595,000
                    ----------------------------------------------------------------------------------------------------------------
                    Bear Stearns Cos., Inc.                                                               231,700         5,415,987
                    ----------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                       70,000         6,186,250
                    ----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn                                                        300,000         9,300,000
                    ----------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                       210,000        11,130,000
                    ----------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                            640,000        22,240,000
                    ----------------------------------------------------------------------------------------------------------------
                    Lehman Brothers Holdings, Inc.                                                        260,000         5,492,500
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch & Co., Inc.                                                              20,000         1,225,000
                    ----------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc.                                                             25,000         1,193,750
                    ----------------------------------------------------------------------------------------------------------------
                    Price (T. Rowe) Associates                                                             65,000         1,885,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quick & Reilly Group, Inc.                                                             10,000           292,500
                    ----------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.                                                                         137,500         6,187,500
                    ----------------------------------------------------------------------------------------------------------------
                    Student Loan Marketing Assn.                                                          100,000         7,362,500
                    ----------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                                 315,000        13,663,125
                                                                                                                     --------------
                                                                                                                        109,169,112


9    Oppenheimer Growth Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                          Shares        See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Insurance--3.7%
                    AFLAC, Inc.                                                                           210,000    $    7,218,750
                    ----------------------------------------------------------------------------------------------------------------
                    Allstate Corp.                                                                         65,000         2,900,625
                    ----------------------------------------------------------------------------------------------------------------
                    American International Group, Inc.                                                     15,000         1,425,000
                    ----------------------------------------------------------------------------------------------------------------
                    Conseco, Inc.                                                                          80,000         3,360,000
                    ----------------------------------------------------------------------------------------------------------------
                    Loews Corp.                                                                            80,000         5,980,000
                    ----------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                                  15,000           950,625
                    ----------------------------------------------------------------------------------------------------------------
                    Reliastar Financial Corp.                                                             135,000         5,956,875
                    ----------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                      242,500        16,520,313
                    ----------------------------------------------------------------------------------------------------------------
                    USF&G Corp.                                                                           190,000         3,063,750
                                                                                                                     --------------
                                                                                                                         47,375,938

------------------------------------------------------------------------------------------------------------------------------------
Industrial--4.1%
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.3%
                    General Electric Co.                                                                   30,000         2,493,750
                    ----------------------------------------------------------------------------------------------------------------
                    Kemet Corp.(1)                                                                        510,000         8,670,000
                    ----------------------------------------------------------------------------------------------------------------
                    Vishay Intertechnology, Inc.(1)                                                       273,000         5,494,125
                                                                                                                     --------------
                                                                                                                         16,657,875

------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.1%
                    Owens Corning(1)                                                                       35,000         1,273,125
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.8%
                    Comdisco, Inc.                                                                        307,500         7,995,000
                    ----------------------------------------------------------------------------------------------------------------
                    Growth Environmental, Inc.(1)                                                           2,100                32
                    ----------------------------------------------------------------------------------------------------------------
                    Mercury Air Group, Inc.                                                               121,000           892,375
                    ----------------------------------------------------------------------------------------------------------------
                    Reynolds & Reynolds Co., Cl. A                                                         15,000           751,875
                                                                                                                     --------------
                                                                                                                          9,639,282

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
                    Giddings & Lewis, Inc.                                                                 60,000           780,000
                    ----------------------------------------------------------------------------------------------------------------
                    Kulicke & Soffa Industries, Inc.(1)                                                   225,000         2,221,875
                    ----------------------------------------------------------------------------------------------------------------
                    Mark IV Industries, Inc.                                                               95,000         2,042,500
                    ----------------------------------------------------------------------------------------------------------------
                    Sealed Air Corp.(1)                                                                    70,000         2,651,250
                    ----------------------------------------------------------------------------------------------------------------
                    Textron, Inc.                                                                          15,000         1,280,625
                    ----------------------------------------------------------------------------------------------------------------
                    Trinity Industries, Inc.                                                               25,000           809,375
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp.(1)                                                                   30,000           783,750
                    ----------------------------------------------------------------------------------------------------------------
                    Varity Corp.(1)                                                                        50,000         2,512,500
                                                                                                                     --------------
                                                                                                                         13,081,875

------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.9%
                    Canadian Pacific Ltd. (New)                                                           245,000         5,512,500
                    ----------------------------------------------------------------------------------------------------------------
                    CSX Corp.                                                                              50,000         2,531,250
                    ----------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                                105,000         3,176,250
                                                                                                                     --------------
                                                                                                                         11,220,000

------------------------------------------------------------------------------------------------------------------------------------
Technology--20.5%
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--7.2%
                    Adaptec, Inc.(1)                                                                       55,000         2,743,125
                    ----------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                            265,000        16,165,000
                    ----------------------------------------------------------------------------------------------------------------
                    Compaq Computer Corp.(1)                                                              250,000        14,156,250
                    ----------------------------------------------------------------------------------------------------------------
                    Dell Computer Corp.(1)                                                                 25,000         1,678,125
                    ----------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                          290,000         5,582,500



10  Oppenheimer Growth Fund


                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware
(continued)
                    Gateway 2000, Inc.(1)                                                                 500,000    $   22,281,250
                    ----------------------------------------------------------------------------------------------------------------
                    Intergraph Corp.(1)                                                                   300,000         2,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.                                                  40,000         4,575,000
                    ----------------------------------------------------------------------------------------------------------------
                    Quantum Corp.(1)                                                                      220,000         3,382,500
                    ----------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(1)                                                           215,000        10,320,000
                    ----------------------------------------------------------------------------------------------------------------
                    Western Digital Corp.(1)                                                              270,000         9,483,750
                                                                                                                     --------------
                                                                                                                         93,105,000

------------------------------------------------------------------------------------------------------------------------------------
Computer Software--6.6%
                    Acclaim Entertainment, Inc.(1)                                                        130,000         1,056,250
                    ----------------------------------------------------------------------------------------------------------------
                    Automatic Data Processing, Inc.                                                       175,000         7,284,375
                    ----------------------------------------------------------------------------------------------------------------
                    BMC Software, Inc.(1)                                                                 300,000        22,350,000
                    ----------------------------------------------------------------------------------------------------------------
                    Broderbund Software, Inc.(1)                                                           30,000           903,750
                    ----------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                               232,500        12,206,250
                    ----------------------------------------------------------------------------------------------------------------
                    GTech Holdings Corp.(1)                                                               183,200         5,083,800
                    ----------------------------------------------------------------------------------------------------------------
                    HBO & Co.                                                                              40,000         2,185,000
                    ----------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                      25,000           562,500
                    ----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                    155,000        18,987,500
                    ----------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                        70,000         2,467,500
                    ----------------------------------------------------------------------------------------------------------------
                    Peoplesoft, Inc.(1)                                                                    20,000         1,535,000
                    ----------------------------------------------------------------------------------------------------------------
                    Sterling Software, Inc.(1)                                                             90,000         6,108,750
                    ----------------------------------------------------------------------------------------------------------------
                    System Software Associates, Inc.                                                      380,000         3,990,000
                                                                                                                     --------------
                                                                                                                         84,720,675

------------------------------------------------------------------------------------------------------------------------------------
Electronics--4.8%
                    Applied Materials, Inc.(1)                                                             45,000         1,091,250
                    ----------------------------------------------------------------------------------------------------------------
                    Arrow Electronics, Inc.(1)                                                            215,000         9,809,375
                    ----------------------------------------------------------------------------------------------------------------
                    Cypress Semiconductor Corp.(1)                                                        710,000         8,253,750
                    ----------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                    30,000         1,312,500
                    ----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           100,000         7,981,250
                    ----------------------------------------------------------------------------------------------------------------
                    International Rectifier Corp.(1)                                                      190,000         3,633,750
                    ----------------------------------------------------------------------------------------------------------------
                    Linear Technology Corp.                                                                70,000         2,380,000
                    ----------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                             305,000        11,513,750
                    ----------------------------------------------------------------------------------------------------------------
                    Philips Electronics NV, ADR                                                            80,000         2,710,000
                    ----------------------------------------------------------------------------------------------------------------
                    Tektronix, Inc.                                                                        65,000         2,518,750
                    ----------------------------------------------------------------------------------------------------------------
                    Texas Instruments, Inc.                                                                20,000           935,000
                    ----------------------------------------------------------------------------------------------------------------
                    Varian Associates, Inc.                                                                60,000         2,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(1)                                                              325,000         4,550,000
                    ----------------------------------------------------------------------------------------------------------------
                    Wyle Electronics                                                                       85,000         2,741,250
                                                                                                                     --------------
                                                                                                                         62,168,125

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--1.9%
                    3Com Corp.(1)                                                                         220,000        10,285,000
                    ----------------------------------------------------------------------------------------------------------------
                    AT&T Corp.                                                                            100,000         5,250,000
                    ----------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                                90,000         2,075,625
                    ----------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                       75,000         5,737,500
                    ----------------------------------------------------------------------------------------------------------------
                    WorldCom, Inc.(1)                                                                      45,000           945,000
                                                                                                                     --------------
                                                                                                                         24,293,125


11  Oppenheimer Growth Fund


                    Statement of Investments   (Continued)
                                                                                                                     Market Value
                                                                                                          Shares     See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Utilities--0.6%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                     75,000    $    4,406,250
------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
                    Telefonos de Mexico SA, Sponsored ADR                                                 100,000         3,287,500
                                                                                                                     --------------
                    Total Common Stocks (Cost $569,082,827)                                                             886,646,788

                                                                                                          Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Windmere-Durable Holdings, Inc. Wts., Exp. 1/98 (Cost $0)                               9,062              --

                                                                                                      Face
                                                                                                      Amount
====================================================================================================================================
Short-Term Notes--23.0%
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealers--3.1%
                    Goldman Sachs & Co., 5.30%, 9/9/96                                                $40,000,000        39,952,889
------------------------------------------------------------------------------------------------------------------------------------
Commercial Finance--3.0%

                    CIT Group Holdings, Inc., 5.29%, 9/26/96                                           38,000,000        37,860,403
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--3.1%
                    American Express Credit Corp., 5.28%, 9/25/96                                      40,000,000        39,859,200
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--6.2%
                    General Electric Capital Corp., 5.27%, 9/17/96                                     40,000,000        39,906,311
                    ----------------------------------------------------------------------------------------------------------------
                    Household Finance Corp., 5.30%, 10/4/96                                            40,000,000        39,805,667
                                                                                                                     --------------
                                                                                                                         79,711,978
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.3%
                    PHH Corp., 5.29%, 10/1/96                                                          30,000,000        29,867,750
------------------------------------------------------------------------------------------------------------------------------------
Special Purpose Financial--5.3%
                    New Center Asset Trust, 5.28%, 9/23/96                                             40,000,000        39,870,933
                    ----------------------------------------------------------------------------------------------------------------
                    Sheffield Receivables Corp., 5.29%, 9/17/96                                        28,985,000        28,916,853
                                                                                                                     --------------
                                                                                                                         68,787,786
                                                                                                                     --------------
                    Total Short-Term Notes (Cost $296,040,006)                                                          296,040,006

====================================================================================================================================
Repurchase Agreement--8.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with First Chicago Capital Markets,
                    5.22%, dated 8/30/96, to be repurchased at $103,960,262 on
                    9/3/96, collateralized by U.S. Treasury Nts., 4.75%--9.25%,
                    7/31/97--11/15/04, with a value of $106,024,709
                    (Cost $103,900,000)                                                               103,900,000       103,900,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $969,022,833)                                                              99.8%    1,286,586,794
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                               0.2         2,217,474
                                                                                                      -----------    --------------
Net Assets                                                                                                  100.0%   $1,288,804,268
                                                                                                      ===========    ==============



                    1. Non-income producing security.

                    See accompanying Notes to Financial Statements.


12  Oppenheimer Growth Fund


                    Statement of Assets and Liabilities August 31, 1996

====================================================================================================================================
Assets              Investments, at value (cost $969,022,833)--see accompanying statement                            $1,286,586,794
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    106,004
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Shares of beneficial interest sold                                                                    2,981,317
                    Investments sold                                                                                      1,799,258
                    Interest and dividends                                                                                  955,954
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   195,403
                                                                                                                     --------------
                    Total assets                                                                                      1,292,624,730

====================================================================================================================================
Liabilities         Payables and other liabilities:
                    Shares of beneficial interest redeemed                                                                1,917,067
                    Investments purchased                                                                                   916,250
                    Distribution and service plan fees                                                                      378,016
                    Trustees' fees                                                                                          266,401
                    Shareholder reports                                                                                     182,547
                    Transfer and shareholder servicing agent fees                                                            82,984
                    Dividends                                                                                                25,189
                    Other                                                                                                    52,008
                                                                                                                     --------------
                    Total liabilities                                                                                     3,820,462

====================================================================================================================================
Net Assets                                                                                                           $1,288,804,268
                                                                                                                     ==============

====================================================================================================================================
Composition of      Paid-in capital                                                                                  $  848,772,734
Net Assets          ----------------------------------------------------------------------------------------------------------------
                    Accumulated net investment income                                                                    11,195,907
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                            111,271,666
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3                                                  317,563,961
                                                                                                                     --------------
                    Net assets                                                                                       $1,288,804,268
                                                                                                                     ===============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $1,127,836,241 and 33,479,487 shares of beneficial interest outstanding)                                 $33.69
                    Maximum offering price per share (net asset value plus sales charge
                    of 5.75% of offering price)                                                                              $35.75

                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $137,436,848 and 4,172,024 shares of beneficial interest outstanding)                                 $32.94

                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $5,034,227 and 150,647 shares of beneficial interest outstanding)                                     $33.42

                    ----------------------------------------------------------------------------------------------------------------
                    Class Y Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $18,496,952 and 549,005 shares of beneficial interest outstanding)                                    $33.69


                    See accompanying Notes to Financial Statements


13   Oppenheimer Growth Fund


                    Statements of Operations

                                                                                                         Two Months      Year Ended
                                                                                                         Ended Aug. 31,  June 30,
                                                                                                         1996(1)         1996
====================================================================================================================================
Investment Income   Interest                                                                              $3,381,607    $17,120,681
                    ----------------------------------------------------------------------------------------------------------------
                    Dividends                                                                              2,012,470    10,809,740
                    Foreign withholding taxes                                                                (25,951)     (103,976)
                                                                                                          ----------   ------------
                    Total income                                                                           5,368,126    27,826,445

====================================================================================================================================
Expenses            Management fees--Note 4                                                                1,415,789     7,558,069
                    ----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                  326,094     1,726,845
                    Class B                                                                                  223,302       904,437
                    Class C                                                                                    6,917        11,561
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                    313,235     1,619,012
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                       34,863       356,339
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                               17,560        64,836
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                   15,029        70,515
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                       48           626
                    Class B                                                                                    5,288        25,101
                    Class C                                                                                      478         1,191
                    Class Y                                                                                    1,244         3,930
                    ----------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                        6,731       134,218
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                         4,571        48,839
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                     11,421        98,330
                                                                                                          ----------   ------------
                    Total expenses                                                                         2,382,570    12,623,849

====================================================================================================================================
Net Investment Income                                                                                      2,985,556    15,202,596

====================================================================================================================================
Realized and        Net realized gain on investments                                                      21,616,200   123,112,424
Unrealized          ----------------------------------------------------------------------------------------------------------------
Gain (Loss)         Net change in unrealized appreciation or depreciation on investments                 (16,129,626)   65,683,680
                                                                                                          ----------   ------------
                    Net realized and unrealized gain                                                       5,486,574   188,796,104

====================================================================================================================================
                    Net Increase in Net Assets Resulting From Operations                                  $8,472,130  $203,998,700
                                                                                                          ==========  ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


14  Oppenheimer Growth Fund


                    Statements of Changes in Net Assets


                                                                                    Two Months
                                                                                    Ended Aug. 31,    Year Ended June 30,
                                                                                    1996(1)           1996            1995
===================================================================================================================================
Operations          Net investment income                                           $2,985,556         $15,202,596    $  9,619,976
                    ----------------------------------------------------------------------------------------------------------------
                    Net realized gain                                               21,616,200         123,112,424      85,671,017
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation          (16,129,626)         65,683,680     104,043,105
                                                                                --------------      --------------    ------------
                    Net increase in net assets resulting from operations             8,472,130         203,998,700     199,334,098

===================================================================================================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                               --           (12,145,385)     (5,772,443)
Shareholders        Class B                                                               --              (763,600)        (71,931)
                    Class C                                                               --                (8,006)           --
                    Class Y                                                               --              (111,943)         (1,224)
                    ----------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                               --           (92,881,153)    (67,428,961)
                    Class B                                                               --            (8,596,317)     (1,571,030)
                    Class C                                                               --               (61,792)           --
                    Class Y                                                               --              (783,715)        (13,169)

===================================================================================================================================
Beneficial          Net increase in net assets resulting from beneficial
Interest            interest transactions--Note 2:
Transactions        Class A                                                            307,757         176,397,622      83,386,522
                    Class B                                                          7,152,701          81,183,295      30,660,868
                    Class C                                                          1,404,159           3,526,653            --
                    Class Y                                                          2,233,988          12,281,833       2,984,504

===================================================================================================================================
Net Assets          Total increase                                                  19,570,735         362,036,192     241,507,234
                    ----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                          1,269,233,533         907,197,341     665,690,107
                                                                                --------------      --------------    ------------
                    End of period (including undistributed
                    net investment income of $11,195,907,
                    $8,210,351 and $6,036,689, respectively)                    $1,288,804,268      $1,269,233,533    $907,197,341
                                                                                ==============      ==============    ============


                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


15  Oppenheimer Growth Fund


                                               Financial Highlights

                                               Class A
                                               -------------------------------------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,     Year Ended June 30,
                                               1996(2)        1996         1995         1994         1993         1992
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.43         $30.80       $26.65       $27.34       $24.94       $21.88
------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .44          .36          .16          .19          .29
Net realized and
unrealized gain (loss)                            .18           5.70         6.83         (.05)        4.03         3.13
                                               ------         ------       ------       ------       ------       ------
Total income (loss) from
investment operations                             .26           6.14         7.19          .11         4.22         3.42
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.41)        (.24)        (.16)        (.25)        (.36)
Distributions from net realized gain               --          (3.10)       (2.80)        (.64)       (1.57)          --
                                               ------         ------       ------       ------       ------       ------
Total dividends and distributions
to shareholders                                    --          (3.51)       (3.04)        (.80)       (1.82)        (.36)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.43       $30.80       $26.65       $27.34       $24.94
                                               ======         ======       ======       ======       ======       ======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.78%         21.00%       29.45%        0.27%       16.88%       15.69%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)   $1,127,836     $1,120,046     $860,736     $656,934     $743,830     $630,767
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $1,101,233     $1,018,022     $727,102     $720,765     $710,391     $624,527
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.50%(6)       1.43%        1.31%        0.56%        0.72%        1.14%
Expenses                                         1.03%(6)       1.06%        1.05%        1.07%        0.93%        0.90%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%        35.4%        19.8%        23.2%        36.7%
Average brokerage commission rate(8)          $0.0595        $0.0583           --           --           --           --



                                               Financial Highlights (Continued)

                                               Class B                                              Class C
                                               ----------------------------------------------       --------------------
                                               Two Months                                           Two Months   Period
                                               Ended                                                Ended        Ended
                                               August 31,   Year Ended June 30,                     August 31,   June 30,
                                               1996(2)      1996         1995          1994(4)      1996(2)      1996(3)
========================================================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $32.74       $30.36       $26.44        $27.02       $33.22       $33.44
------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .04          .23          .20          (.04)         .02          .40
Net realized and
unrealized gain (loss)                            .16         5.53         6.65           .21          .18         2.88
                                               ------       ------       ------        ------       ------       ------
Total income (loss) from
investment operations                             .20         5.76         6.85           .17          .20         3.28

------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --         (.28)        (.13)         (.11)          --         (.40)
Distributions from net realized gain               --        (3.10)       (2.80)         (.64)          --        (3.10)
                                               ------       ------       ------        ------       ------       ------
Total dividends and distributions
to shareholders                                    --        (3.38)       (2.93)         (.75)          --        (3.50)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $32.94       $32.74       $30.36        $26.44       $33.42       $33.22
                                               ======       ======       ======        ======       ======       ======

========================================================================================================================
Total Return, at Net Asset Value(5)              0.61%       19.95%       28.22%        (0.20)%       0.60%       10.07%

========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $137,437     $129,484      $43,267        $8,747       $5,034       $3,593
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $131,142     $ 90,501      $18,722        $5,119       $4,105       $1,804
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     0.61%(6)     0.60%        0.44%        (0.22)%(6)    0.44%(6)     0.65%(6)
Expenses                                         1.92%(6)     1.89%        2.02%         1.98%(6)     2.10%(6)     1.81%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%        38.0%        35.4%         19.8%         6.3%        38.0%
Average brokerage commission rate(8)          $0.0595      $0.0583           --            --      $0.0595      $0.0583



                                               Financial Highlights (Continued)

                                               Class Y
                                               -------------------------------------------
                                               Two Months
                                               Ended
                                               August 31,      Year Ended June 30,
                                               1996(2)        1996        1995      1994(1)
==========================================================================================
Per Share Operating Data:
Net asset value,
beginning of period                            $33.42         $30.80      $26.64    $28.08
------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income (loss)                      .08            .46         .30       .02
Net realized and
unrealized gain (loss)                            .19           5.70        6.92     (1.46)
                                               ------         ------      ------    ------
Total income (loss) from
investment operations                             .27           6.16        7.22     (1.44)
------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               --           (.44)       (.26)       --
Distributions from net realized gain               --          (3.10)      (2.80)       --
                                               ------         ------      ------    ------
Total dividends and distributions
to shareholders                                    --          (3.54)      (3.06)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $33.69         $33.42      $30.80    $26.64
                                               ======         ======      ======    ======

==========================================================================================
Total Return, at Net Asset Value(5)              0.81%         21.10%      29.59%    (5.13)%

==========================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $18,497        $16,110      $3,189       $ 9
------------------------------------------------------------------------------------------
Average net assets (in thousands)             $16,792       $  9,384      $  536       $10
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     1.67%(6)       1.56%       1.54%     1.09%(6)
Expenses                                         0.87%(6)       0.94%       1.04%     1.25%(6)
------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        6.3%          38.0%       35.4%     19.8%
Average brokerage commission rate(8)          $0.0595        $0.0583          --        --



1. For the period from June 1, 1994 (inception of offering) to June 30, 1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

4. For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $62,748,065 and $55,257,768, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16 & 17 Oppenheimer Growth Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Growth Fund (the Fund), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek capital appreciation, primarily by investing in stocks of established growth companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the two months ended August 31, 1996, a reduction of $2,937 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $248,209 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


18  Oppenheimer Growth Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                     Two Months Ended Aug. 31, 1996(2) Year Ended June 30, 1996(1)       Year Ended June 30, 1995
                                     --------------------------------  --------------------------        ------------------------
                                     Shares       Amount               Shares       Amount               Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                 1,266,269    $  42,270,466        8,407,775    $ 275,835,781        5,288,654    $ 147,552,419
Dividends and distributions
  reinvested                              --               --          3,323,811      101,576,179        2,803,654       70,904,457
Redeemed                            (1,295,165)     (41,962,709)      (6,169,610)    (201,014,338)      (4,799,772)    (135,070,354)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase (decrease)                (28,896)   $     307,757        5,561,976    $ 176,397,622        3,292,536    $  83,386,522
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   439,943    $  14,333,878        3,119,546    $ 100,609,679        1,407,470    $  39,568,793
Dividends and distributions
  reinvested                              --               --            288,253        8,664,821           64,577        1,618,927
Redeemed                              (223,354)      (7,181,177)        (877,701)     (28,091,205)        (377,530)     (10,526,852)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                           216,589    $   7,152,701        2,530,098    $  81,183,295        1,094,517    $  30,660,868
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                    45,312    $   1,497,092          111,265    $   3,624,375             --      $        --
Dividends and distributions
  reinvested                              --               --              2,287           69,761             --               --
Redeemed                                (2,825)         (92,933)          (5,392)        (167,483)            --               --
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                            42,487    $   1,404,159          108,160    $   3,526,653             --      $        --
                                     =========    =============        =========    =============        =========    =============

-----------------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                   101,673    $   3,383,454          439,359    $  14,330,346          113,317    $   3,284,040
Dividends and distributions
  reinvested                              --               --             29,328          895,658              569           14,393
Redeemed                               (34,706)      (1,149,466)         (90,199)      (2,944,171)         (10,692)        (313,929)
                                     ---------    -------------        ---------    -------------        ---------    -------------
Net increase                            66,967    $   2,233,988          378,488    $  12,281,833          103,194    $   2,984,504
                                     =========    =============        =========    =============        =========    =============


1. For the year ended June 30, 1996 for Class A, B and Y shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

2. The Fund changed its fiscal year end from June 30 to August 31.


================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $317,563,961 was composed of gross appreciation of $343,437,531, and gross depreciation of $25,873,570.


19  Oppenheimer Growth Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; and 0.60% on net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $424,452, of which $134,309 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $429,624 and $10,124, of which $25,126 was paid to an affiliated broker/dealer for Class B. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $60,623 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $9,657 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI paid $1,207 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $195,442 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $3,988,986 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI retained $5,934 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $64,346 for Class C.


20  Oppenheimer Growth Fund

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Growth Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Growth Fund as of August 31, 1996, and the related statements of operations for the two month period then ended and the year ended June 30, 1996, the statements of changes in net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and for each of the years in the five year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 1996, the results of its operations for the two month period then ended and the year ended June 30, 1996, the changes in its net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and each of the years in the five year period ended June 30, 1996, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


21  Oppenheimer Growth Fund

Federal Income Tax Information (Unaudited)

================================================================================

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the period ended August 31, 1996 which are not designated as capital gain distributions should be multiplied by 30.61% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


22  Oppenheimer Growth Fund

                      Oppenheimer Growth Fund

================================================================================
Officers and          Leon Levy, Chairman of the Board of Trustees
Trustees              Donald W. Spiro, Vice Chairman of the Board of Trustees
                      Bridget A. Macaskill, Trustee and President
                      Robert G. Galli, Trustee
                      Benjamin Lipstein, Trustee
                      Elizabeth B. Moynihan, Trustee
                      Kenneth A. Randall, Trustee
                      Edward V. Regan, Trustee
                      Russell S. Reynolds, Jr., Trustee
                      Sidney M. Robbins, Trustee
                      Pauline Trigere, Trustee
                      Clayton K. Yeutter, Trustee
                      Robert C. Doll, Jr., Vice President
                      George C. Bowen, Treasurer
                      Robert J. Bishop, Assistant Treasurer
                      Scott T. Farrar, Assistant Treasurer
                      Andrew J. Donohue, Secretary
                      Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser    OppenheimerFunds, Inc.

================================================================================
Distributor           OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and          OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of          The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors  KPMG Peat Marwick LLP

================================================================================
Legal Counsel         Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


23  Oppenheimer Growth Fund

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--------------------------------------------------------------------------------
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